Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Cascadia Acquisition Corp., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Jamie Boyd, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021

/s/ Jamie Boyd
Jamie Boyd
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)